[ZURICH LIFE LETTERHEAD]

VIA EDGAR

February 27, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: Kemper Investors Life Insurance Company ("KILICO") and

KILICO Variable Separate Account - 2

("Variable Separate Account")

File No. 811-08347

Commissioners:

Attached for filing, pursuant to Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30e-2 thereunder, is the most recent annual report of the Variable Separate Account referenced above for the First Foundation Variable Life Insurance product ("First Foundation"). The annual report consists of the most recent annual reports of the underlying fund options available through the Variable Separate Account for First Foundation. Because the most recent annual reports of the underlying funds have been filed with the SEC by their respective investment managers/advisers, KILICO is filing herewith only the cover letter prepared by KILICO and hereby incorporates by reference the annual reports of the underlying funds set forth below.

The Variable Separate Account for First Foundation includes the following underlying fund options:

Evergreen Variable Annuity Trust (File No. 811-8716)

Fidelity Variable Insurance Products Fund (File No. 811-3329)

Franklin Templeton Variable Insurance Products Trust (File No. 811-05583)

Goldman Sachs Variable Insurance Trust (File No. 811-08361)

The Universal Institutional Funds, Inc. (File No. 811-7607)

Please call the undersigned at 847-874-7380 if you have any questions or comments.

Yours truly,

/s/ Juanita M. Thomas

Juanita M. Thomas

Vice President &

Assistant General Counsel